SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 19, 2004



                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                          (State or other jurisdiction
                               of incorporation or
                                  organization)

            1-12935                                        20-0467835
    (Commission File Number)                             (I.R.S. Employer
                                                        Identification No.)

       5100 Tennyson Parkway
           Suite 3000
           Plano, Texas                                        75024
(Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code:         (972)673-2000

Item 7.  Financial Statements and Exhibits.

       Exhibits:

       Exhibit No.                          Exhibit
       -----------                          -------

       99.1                          Denbury  Press  Release,  dated  February  19, 2004 - Denbury  Resources  Announces
                                     2003 Results.

Item 12.  Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On February 19, 2004, Denbury Resources Inc. announced its fourth quarter and 2003 financial and operating results. The press release is included in this report as Exhibit 99.1. Denbury Resources Inc. does not intend for this Item 12 or Exhibit 99.1 to be incorporated by reference into filings under the Securities Exchange Act of 1934.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          Denbury Resources Inc.
                                              (Registrant)


Date: February 19, 2004                   By: /s/ Phil Rykhoek
                                              ----------------------------------
                                              Phil Rykhoek
                                              Senior Vice President & Chief
                                              Financial Officer